UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

Cesca Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

Cesca Therapeutics Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	KOOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Sixth Amended and Restated Certificate of Incorporation

On October 29, 2019, the Board of Directors of Cesca Therapeutics Inc. (the “Company”) approved an amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to change the Company’s name from Cesca Therapeutics Inc. to ThermoGenesis Holdings, Inc. effective as of November 1, 2019. Accordingly, on October 30, 2019, the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which will be effective, and which will make the name change effective, as of 12:01 a.m. on November 1, 2019.

A copy of the Certificate of Amendment to the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment and Restatement of By-Laws

In addition, the Company is amending and restating its Restated Bylaws, effective as of November 1, 2019, to reflect its name change.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Related Matters

In connection with its name change, the Company also took the following steps:

●	Obtained a new CUSIP number for its common stock, which is 88362L100, and

●	Changed its trading symbol on the Nasdaq Capital Market from “KOOL” to “THMO” effective as of November 1, 2019.

Item 7.01.	Regulation FD Disclosure.

On October 31, 2019, the Company issued a press release announcing the name change. A copy of the press release is filed as Exhibit 99.1 hereto.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, effective as of November 1, 2019.

3.2	Amended and Restated Bylaws of ThermoGenesis Holdings, Inc., effective as of November 1, 2019.

99.1	Press Release, dated October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
(Registrant)
Dated: October 31, 2019	/s/ Jeff Cauble
Jeff Cauble, Principal Financial and Accounting Officer